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                                                                   Exhibit 23.8




                        INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Caprice Blue Quarry, Inc.


We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the registration statement - amendment #2.



                                        /s/ Greene and Company, L.L.P.
                                        -------------------------------------
                                        Greene and Company, L.L.P.



Anderson, South Carolina
October 13, 1997